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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) April 28, 2004
                                                          --------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-15781                 04-3510455
      --------                       ---------               ----------
(State or other jurisdiction of    (Commission              (IRS Employer
      incorporation)                File Number)           Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1  Press Release Dated April 28, 2004

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

      On April 28, 2004, Berkshire Hills Bancorp, Inc. announced its financial results for the quarter ended March 31, 2004 and declared a quarterly dividend of $0.12 per share. The press release containing these announcements is filed as
Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERKSHIRE HILLS BANCORP, INC.


Dated: April 28, 2004                  By:  /s/ Wayne F. Patenaude
                                            ------------------------------------
                                            Wayne F. Patenaude
                                            Senior Vice President and
                                              Chief Financial Officer




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